ASSIGNMENT

        WHEREAS, ENER1 DAUGHTER ENTERPRISE with Foreign Investments of the Corporation ENER1 BATTERY COMPANY, having an official short name of ENER1UKRAINE, organized under the laws of the Ukraine and having it’s principle place of business at 4 Gagarin Ave., office B-506, Dnipropetrovsk 49005, Ukraine (hereinafter referred to as “ASSIGNOR”), is the owner of certain inventions described below:

TITLE	PATENT FILING DATA	PCT FILING DATA
Measurement Method of an Ionic	Patent Application No. 2001128503	PCT patent application
Conductivity of Solid Electrolytes	Filed 12/11/01	No. PCT/UA02/00043
	Patent No. 45293A	Filed 09/ 05/02
Issued 03/15/02
Secondary Lithium Chemical Power Source	Patent Application No. 2001128504
with Non-aqueous Electrolyte	Filed 12/11/01	Not filed
Patent No. 45294A
Issued 03/15/02
Method of Eddy-current Control of Powder	Patent Application No. 2002129690	PCT patent application
Materials	Filed 12/04/02	No. PCT/UA03/00022
	Patent No. 54354A	Filed 06/27/03
Issued 02/17/03
Method of Production of Active Cathode	Patent Application No. 2003077001
Material for Lithium Secondary Power	Filed 07/25/03	Not filed
Sources	Patent No. 60953A
Issued 10/15/03
Carbon Material for Electrodes of	Patent Application No. 2003077002	PCT patent application
Lithium-Ion Power Sources and Method of	Filed 07/25/03	No. PCT/UA04/000049
Production Thereof	Approved 05/14/04	Filed 07/19/04
Method of Production of Active Cathode	Patent Application No. 2003077003	PCT patent application
Material for Lithium Secondary Power	Filed 07/25/03	No. PCT/UA04/000048
Sources	Patent No. 67134	Filed 07/19/04
Issued 12/26/03
Method of Lithium Batteries Production	Patent Application No. 2003077004	PCT patent application
	Filed 07/25/03	No. PCT/UA04/000050
	Patent No. 67135	Filed 07/19/04
Issued 06/15/04
Method of Non-Contact Measuring	Patent Application No. 2003007005	PCT patent application
Electrical Conductivity of Electrolytes	Filed 07/25/03	No. PCT/UA04/000051
with Using Primary Measuring Transformer	Patent No. 60954A	Filed 07/19/04
Issued 10/15/03
Method of Non-Contact Measuring	Patent Application No. 2003077006	PCT patent application
Electrical Conductivity of Polymer	Filed 07/25/03	No. PCT/UA04/000052
Electrolyte Thin Films with Using	Patent No. 60955A	Filed 07/19/04
Combined Sensor	Issued 10/15/03
Method of Non-Destructive Control of	Patent Application No. 2003077007	PCT patent application
Hermiticity Based on Gas-Discharge	Filed 07/25/03	No. PCT/UA04/000053
Visualization	Patent No. 64623	Filed 07/19/04
Issued 02/16/04
Solid Inorganic Glassy Electrolyte and	Patent Application No. 2003077008	PCT patent application
Method of Production Thereof	Filed 07/25/03	No. PCT/UA04/000054
	Patent No. 67973	Filed 07/19/04
Issued 07/15/04
Method and Device for Rapid Charging	Patent Application No. 20031110308	PCT patent application
Secondary Power Sources	Filed 11/14/03	No. PCT/UA04/000056
	Patent No.67618	Filed 07/19/04
Issued 06/15/04
Manganese Oxide for Lithium Battery	Patent Application No. 20031212437	PCT patent application
Cathode	Filed 12/25/03	No. PCT/UA04/000057
Filed 07/19/04
Method of Lithium Batteries Production	Patent Application No. 20031213443
	Filed 12/31/03	Not filed
Approved 06/24/04

        WHEREAS, ENERDEL, INC., existing by virtue of the laws of the State of Delaware, USA (hereinafter “ASSIGNEE”), is desirous of acquiring the entire right, title and interest in and to said invention and in and to any Letters Patent which may be granted therefor in the United States and in any and all foreign countries;

        NOW, THEREFORE, in view of valuable consideration, the receipt of which is hereby acknowledged, ASSIGNOR has sold, assigned, and transferred, and by these presents does sell, assign and transfer, unto said ASSIGNEE, its successors and assigns

(1)	The entire right, title and interest in and to any and all Letters Patent which have been granted and which may be granted therefor in the United States and its territorial possessions and in any and all foreign countries and in and to any and all divisions, reissues, continuations, and extensions thereof, and

(2)	For all other rights to said inventions, the full and exclusive right to the said inventions for exclusively Li battery applications, including Li ion, Li metal batteries, and Li polymer batteries in the United States and its territorial possessions and in all foreign countries.

        ASSIGNOR does hereby authorize and request the Patent Office Officials in the United States and in any foreign countries to issue any and all of said Letters Patent, when granted, to said ASSIGNEE, as the assignee of the entire right, title and interest in and to the same, for the sole use and on behalf of said ASSIGNEE, its successors and assigns.

        ASSIGNOR agrees that it will communicate to said ASSIGNEE, or its representatives, any facts known to ASSIGNOR respecting said invention; testify in any legal proceedings; sign all lawful papers; execute all divisional, continuation, substitution, renewal, and reissue applications; execute all necessary assignment papers to cause any and all of said Letters Patent to be issued to said ASSIGNEE; make all rightful oaths; and generally do everything possible to aid the said ASSIGNEE, its successors and assigns, to obtain and enforce proper protection for said invention in the United States and in any and all foreign countries.

        IN TESTIMONY WHEREOF, I have hereunto set my hand this 20th day of October, 2004.

ASSIGNOR:

ENER1 UKRAINE

BY:____________________________________________________________________

PRINTED NAME AND TITLE: Timothy Pastushkin, Director

ADDRESS: 4 Gagarin Ave., office B-506, Dnipropetrovsk 49005, Ukraine

ENER1 BATTERY COMPANY

BY:____________________________________________________________________

PRINTED NAME AND TITLE: Ronald N. Stewart, Chief Operating Officer

ADDRESS: 500 West Cypress Creek Road, Suite 100, Ft. Lauderdale, Florida 33309